                                                                    EXHIBIT 10.1


                                  WAIVER NO. 4
                                      UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

      WAIVER dated as of June 14, 2000 under the Amended and Restated Credit Agreement dated as of September 30, 1998 (the "Credit Agreement") Among VLASIC FOODS INTERNATIONAL INC. (the "Company"), the BANKS party thereto, THE CHASE MANHATTAN BANK, as Syndication Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent") and Collateral Agent.

                              W I T N E S S E T H :

      WHEREAS, the Company has advised the Banks that at the end of the Third Fiscal Quarter of Fiscal 2000 its Debt/EBITDA Ratio and its Fixed Charge Coverage Ratio (each as defined in the Credit Agreement) did not meet the requirements of Sections 5.13 and 5.14, respectively, of the Credit Agreement, and it has further advised the Banks that it believes it will be unable to be in compliance with such provisions at the end of the fourth Fiscal Quarter of Fiscal 2000 and the first Fiscal Quarter of Fiscal 2001 and at additional times thereafter;

      WHEREAS, the Company has requested the Banks to grant an extension of interim waivers under the Credit Agreement granted in Waiver No. 3 dated as of February 29, 2000 ("Waiver No. 3"); and

      WHEREAS, the Banks party hereto are willing to extend such interim waivers under the Credit Agreement, on the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions. Unless otherwise specifically defined herein, (i) each term used herein that is defined in the Credit Agreement but not defined in Waiver No. 3 shall have the meaning assigned to such term in the Credit Agreement and (ii) each term used herein that is defined in the Waiver No. 3 shall have the meaning assigned to such term in the Waiver No. 3.

      SECTION 2. Modification of Waiver No. 3. (a) In Section 2(c) of Waiver No. 3, the reference to "June 20, 2000" is changed to "June 28, 2000"; and

      (b) In Section 3(a) of Waiver No. 3, the reference to "June 20, 2000" is changed to "June 28, 2000".

      (c) The Company understands and accepts:

      (i) the interim nature of the waiver provided hereby, and that the Banks have given no assurances that they will extend the waiver provided hereby or provide other waivers under or amendments to the Credit Agreement or any other Financing Document;

      (ii) that except as expressly set forth herein, the waiver contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects, and that no failure or delay by the Banks or any of them in exercising any right, power or privilege under any Financing Document, or any other action taken or not taken or statement made, during the period prior to the date hereof or during the period this Waiver is in effect shall operate as a waiver thereof or obligate any Bank to agree to an extension of the waiver provided hereby or any other waiver under or amendment to any Financing Document;

      (ii) that the Banks are under no obligation to extend, and in their sole and absolute discretion may refuse to extend further, Waiver No. 3 (as modified hereby) beyond the Waiver Expiry Time; and

      (iii) that since the Company failed (other than by reason of Waiver No. 3 and this Waiver) to be in compliance with Sections 5.13 and 5.14 of the Credit Agreement as at the end of the second and third Fiscal Quarters of Fiscal 2000, if the Banks do not extend the waiver provided hereby or take other action in respect of any such failure, an Event of Default will automatically exist immediately following the expiry of this Waiver, without the requirement of any further action by the Banks or the Administrative Agent.

      SECTION 3. Assignments. The right of the Company pursuant to Section 9.06(c) of the Credit Agreement to consent to any Assignee and the related assignment shall be determined without giving effect to this Waiver or Waiver No. 3, and any Assignee and the related assignment shall always (including any time after the expiration of the Waiver Period) be subject to the consent of the Administrative Agent (such consent not to be unreasonably withheld) regardless of whether any Event of Default has occurred and is continuing.

      SECTION 4. Release of Bank Liability. The Company, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "Company Parties"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Syndication Agent and each Bank (collectively, the "Bank Parties"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "Banks' Affiliates") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Company or any other Company Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Financing Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Financing Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity,
(vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

      SECTION 5. Governing Law. This Waiver shall be governed by and Construed in accordance with the laws of the State of New York.

      SECTION 6. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 7. Effectiveness. (a) This Waiver shall become effective as of the date hereof on the date (the "Waiver Effective Date") when the Administrative Agent shall have received:

      (i) from each of the Company, each Domestic Subsidiary and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

      (ii) confirmation that the Company has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, and of Policano & Manzo that have been rendered to the Company at least two Domestic Business Days prior to the Waiver Effective Date in respect of this Waiver or other Credit Agreement matters.

      IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                                    VLASIC FOODS INTERNATIONAL INC.

                                    By: /s/ Joseph Adler
                                    --------------------------------------
                                    Title: Vice President and Controller




                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                    By: /s/ Houston A. Stebbins
                                    --------------------------------------
                                    Title: Vice President



                                    THE CHASE MANHATTAN BANK


                                    By:
                                    --------------------------------------
                                    Title:



                                    BANK OF AMERICA NT&SA


                                    By: /s/ Tom F. Scharfenberg
                                    --------------------------------------
                                    Title: Managing Director



                                    BANK OF MONTREAL


                                    By: /s/ Jack J. Kang
                                    --------------------------------------
                                    Title: Director

                                    BANKERS TRUST COMPANY


                                    By:
                                    --------------------------------------
                                    Title:



                                    BARCLAYS BANK PLC


                                    By: /s/ Dennis J. Diczok
                                    --------------------------------------
                                    Title: Director


                                    CITIBANK, N.A.


                                    By: /s/ Anthony Murphy
                                    --------------------------------------
                                    Title: Managing Director




                                    DEUTSCHE BANK AG NEW YORK
                                    and/or CAYMAN ISLANDS
                                    BRANCHES


                                    By: /s/ Alexander Karow
                                    --------------------------------------
                                    Title: Vice President


                                    By: /s/ Christoph A. Koch
                                    --------------------------------------
                                    Title: Vice President

                                    BANK ONE, NA (Main office, Chicago)


                                    By: /s/ Linda M. Thompson
                                    --------------------------------------
                                    Title: Senior Vice President



                                    FLEET NATIONAL BANK


                                    By:
                                    --------------------------------------
                                    Title:



                                    MELLON BANK, N.A.


                                    By: /s/ Green E. Dim
                                    --------------------------------------
                                    Title: First Vice President




                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                    --------------------------------------
                                    Title:



                                    WACHOVIA BANK, N.A.


                                    By:
                                    --------------------------------------
                                    Title:

                                    GOLDMAN SACHS CREDIT
                                          PARTNERS L.P.


                                    By: /s/ Kevin Ulrich
                                    --------------------------------------
                                    Title: Authorized Signatory



                                    PAM CAPITAL FUNDING L.P.


                                    By: /s/ Mark K. Okada
                                    --------------------------------------
                                    Title: Executive Vice President


                                    THE BANK OF NEW YORK


                                    By:
                                    --------------------------------------
                                    Title:



                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ Brian S. Allen
                                    --------------------------------------
                                    Title: Managing Director



                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Stuart Kratter
                                    --------------------------------------
                                    Title: Senior Vice President

                                    SUNTRUST BANK


                                    By: /s/ T. Michael Logan
                                    --------------------------------------
                                    Title: Managing Director



                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE NEW YORK
                                    BRANCH


                                    By: /s/ Andreas Schroeter
                                    --------------------------------------
                                    Title: Director



                                    By: /s/ Walter T. Duffy III
                                    --------------------------------------
                                    Title: Associate Director




                                    BANCA NAZIONALE DEL LAVORO
                                    S.p.A.-NEW YORK BRANCH


                                    By:
                                    --------------------------------------
                                    Title:


                                    By:
                                    --------------------------------------
                                    Title:

CONFIRMED AND AGREED TO:


ALIGAR, INC.

CARGAL, INC.

VLASIC FOODS DISTRIBUTION COMPANY

VF BRANDS, INC.

VLASIC INTERNATIONAL BRANDS INC.

VLASIC STANDARDS, INC.

VLASIC INTERNATIONAL SALES INC.



By: /s/ Joseph Adler
--------------------------------------
Title: Vice President and Controller


By: /s/ Thomas J. Considine
--------------------------------------
Title: Treasurer